UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

Apogee Enterprises, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V47311-P06131 APOGEE ENTERPRISES, INC. APOGEE ENTERPRISES, INC. 4400 WEST 78TH STREET SUITE 520 MINNEAPOLIS, MN 55435 2024 Annual Meeting Vote by June 19, 2024 11:59 PM ET. For shares held in a Plan, vote by June 18, 2024 12:00 PM ET. You invested in APOGEE ENTERPRISES, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on June 20, 2024 at 8:00 A.M. Central Time. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 6, 2024. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote Virtually at the Meeting* June 20, 2024 8:00 AM, CT Virtually at: www.virtualshareholdermeeting.com/APOG2024

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V47312-P06131 THIS IS NOT A VOTABLE BALLOT This is an overview of the more complete proxy materials, which contain important information and are available on the Internet or by mail. Please follow the instructions on the reverse side to view these materials and to vote. 1. ELECTION OF DIRECTORS Nominees: Class II Directors 1a. Christina M. Alvord For 1b. Herbert K. Parker For 1c. Ty R. Silberhorn For 2. ADVISORY VOTE TO APPROVE APOGEE’S EXECUTIVE COMPENSATION. For 3. APPROVAL OF THE APOGEE ENTERPRISES, INC. 2019 NON-EMPLOYEE DIRECTOR STOCK PLAN, AS AMENDED AND RESTATED (2024) TO INCREASE THE NUMBER OF SHARES AUTHORIZED FOR AWARDS FROM 150,000 TO 300,000. For 4. ADVISORY VOTE TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING MARCH 1, 2025. For 5. In their discretion, the Proxies are authorized to vote upon such other business as may properly be brought before the meeting.